SEASONS SERIES TRUST (the “Trust”)

Multi-Managed Growth Portfolio

Multi-Managed Moderate Growth Portfolio

Small Cap Portfolio (the “Portfolios”)

Supplement to the Statutory Prospectus dated July 30, 2012

At a meeting held on November 29, 2012, the Board of Trustees (the “Board”) of the Trust approved the engagement of J.P.Morgan Investment Management, Inc. (“JPMorgan”) to manage a portion of the Portfolios presently managed by SunAmerica Asset Management Corp. (“SAAMCo”).

With respect to the Subadvisory Agreement with JPMorgan, the Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote; however, an information statement explaining the subadviser change will be mailed to shareholders of the respective Portfolios. The effective date of the Subadvisory Agreement with JPMorgan will be on or about January 14, 2013 (the “Effective Date”). The following changes will take place on the Effective Date:

Under the heading “Investment Adviser” in the Summary Sections for the Multi-Managed Growth and Multi-Managed Moderate Growth Portfolios the disclosure is deleted in its entirety and replaced with the following:

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. (“SAAMCo”). The Portfolio is subadvised by J.P.Morgan Investment Management, Inc. (“JPMorgan”), Janus Capital Management, LLC (“Janus”), Lord, Abbett & Co. LLC (“Lord Abbett”), PineBridge Investments, LLC (“PineBridge”) and Wellington Management Company, LLP (“Wellington Management”).

Under the heading “Portfolio Managers” in the Summary Sections for the Multi-Managed Growth and Multi-Managed Moderate Growth Portfolios the disclosure with respect to the Small-Cap Growth Components is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title

Small-Cap Growth Component – JPMorgan
Dennis S. Ruhl	2013	Managing Director and Portfolio Manager
Phillip D. Hart	2013	Executive Director and Portfolio Manager

Under the heading “Investment Adviser” in the Summary Section for the Small Cap Portfolio the disclosure is deleted in its entirety and replaced with the following:

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. (“SAAMCo”). The Portfolio is subadvised by ClearBridge Advisors, LLC (“ClearBridge”) and J.P.Morgan Investment Management, Inc. (“JPMorgan”).

Under the heading “Portfolio Managers” in the Summary Section for the Small Cap Portfolio the disclosure with respect to SAAMCo deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title

JPMorgan
Dennis S. Ruhl	2013	Managing Director and Portfolio Manager
Phillip D. Hart	2013	Executive Director and Portfolio Manager

Under the heading “Management” and under the heading “ Information about the Investment Adviser’s Management of Certain Portfolios” all reference to Andrew Sheridan as manager to the Small-Cap Growth Component of the Multi-Managed Growth and Multi-Managed Moderate Growth Portfolios and Small Cap Portfolio are deleted in their entirety.

Under the heading “Management” and under the heading “Information about the Subadvisers” the disclosure for JPMorgan is supplemented with the following:

The Small-Cap Growth Component of the Multi-Managed Growth and Multi-Managed Moderate Growth Portfolios and Small Cap Portfolio are managed by Dennis S. Ruhl and Phillip D. Hart. Mr. Ruhl, managing director, is the head of the U.S. Behavioral Finance Small Cap Equity Group. He joined JPMorgan in 1999, and is a CFA charterholder. Mr. Hart, executive director, is a portfolio manager in the U.S. Behavioral Finance Small Cap Equity Group. He joined JPMorgan in 2003, and is a CFA charterholder.

Dated:  December 11, 2012

Version:   Combined Master